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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 27, 2000
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                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-14120                 23-1462070
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)



Welsh and McKean Roads, P.O. Box 844, Spring House, PA                  19477
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (215) 657-4000
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Form 8-K                          Advanta Corp.
December 27, 2000


ITEM 5.           OTHER EVENTS

                  On December 27, 2000, Advanta Corp. received notice of the filing of a complaint in the United States District Court for the Northern District of Illinois in the case captioned Banc One Financial Services, Inc. and Bank One, N.A. v. Advanta Mortgage Corp. USA and Advanta Corporation (Case No. OOC-8027). According to the documents sent to Advanta Mortgage Corp. USA ("AMCUSA") and Advanta Corp. (together, "Advanta"), the complaint was filed on December 21, 2000.

                  In the complaint, the plaintiffs assert, among other things, that AMCUSA breached the terms of two loan servicing agreements, pursuant to which AMCUSA had agreed to service mortgage loans owned by the plaintiffs, and that AMCUSA wrongfully withheld as termination fees an amount in excess of $23 million from amounts that AMCUSA had collected for plaintiffs under the loan servicing agreements. Advanta has not yet filed with the court an answer to the complaint but disputes the plaintiffs' allegations and intends to vigorously defend the litigation. Advanta believes that the plaintiffs' claims have no merit and that Advanta will prevail in the lawsuit. Specifically, Advanta denies that AMCUSA breached the terms of the loan servicing agreements and that it wrongfully withheld any funds owed to plaintiffs. Advanta believes that it rightfully withheld the funds sought by plaintiffs in order to satisfy, in part, termination fees that it is owed under the loan servicing agreements. Management expects that the ultimate resolution of this litigation will not have a material adverse effect on the financial position or future operating results of Advanta.

                  This Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties is the uncertainty of the legal process. Additional risks that may affect Advanta Corp.'s future performance are detailed in Advanta Corp.'s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
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Form 8-K                          Advanta Corp.
December 27, 2000


Form 8-K                          Advanta Corp.                   April 21, 1998


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     Advanta Corp.


                                     By:  /S/ Elizabeth H. Mai
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                                        Elizabeth H. Mai, Senior Vice President,
                                             Secretary and General Counsel



December 29, 2000